                           PATENT SECURITY AGREEMENT

              (Patents, Patent Applications and Patent Licenses)

               WHEREAS, SYBRON CHEMICALS INC., a Delaware corporation (herein referred to as the "Lien Grantor") owns, or in the case of licenses, is a party to, the Patent Collateral (as defined below);

               WHEREAS, pursuant to the terms of the Security Agreement dated as of July 31, 1998 (as such agreement may be amended from time to time, the "Security Agreement") among Sybron Chemicals Inc., the Subsidiary Guarantors party thereto and Mellon Bank, N.A., as Administrative Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the "Grantee"), the Lien Grantor has granted to the Grantee for the benefit of such Secured Parties a continuing security interest in or other Lien on substantially all the personal property of Lien Grantor (except certain excluded property), including all right, title and interest of the Lien Grantor in, to and under the Patent Collateral (as defined below), whether now owned or existing or hereafter acquired or arising, to secure the Secured Obligations (as defined in the Security Agreement) of the Lien Grantor;

               NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lien Grantor does hereby grant to the Grantee, to secure the Secured Obligations of the Lien Grantor, a continuing security interest in all of the Lien Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Patent Collateral"), whether now owned or existing or hereafter acquired or arising:

                     (i) each Patent (as defined in the Security Agreement) owned by the Lien Grantor, including, without limitation, each Patent referred to in Schedule 1 hereto;

                    (ii) each Patent License (as defined in the Security Agreement) to which the Lien Grantor is a party, including, without limitation, each Patent License identified in Schedule 1 hereto; and

                   (iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Lien Grantor against third parties for past, present or future infringement of any Patent owned by the Lien Grantor, including, without limitation, any Patent referred to in Schedule 1 hereto, and all rights and benefits of the Lien Grantor under any Patent License, including, without limitation, any Patent License identified in Schedule 1 hereto.

               The Lien Grantor hereby irrevocably constitutes and appoints the Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Lien Grantor or in its name, from time to time, in the Grantee's discretion, so long as an Event of Default shall have occurred and be continuing to take with respect to the Patent Collateral any and all appropriate action which the Lien Grantor might take with respect to the Patent Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Patent Security Agreement and to accomplish the purposes hereof.

               Except to the extent permitted in the Security Agreement or the Credit Agreement, the Lien Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the Patent Collateral.

               The foregoing security interest is granted in conjunction with the security interests granted by the Lien Grantor to the Grantee pursuant to the Security Agreement. The Lien Grantor does hereby further acknowledge and affirm that the rights and remedies of the Grantee with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

               IN WITNESS WHEREOF, the Lien Grantor has caused this Patent Security Agreement to be duly executed by its officer thereunto duly authorized as of the 31st day of July, 1998.



                                    SYBRON CHEMICALS INC.

                                    By: /s/   Richard M. Klein
                                       -----------------------------------
                                       Name:  Richard M. Klein
                                       Title: President


Acknowledged:

MELLON BANK, N.A.
as Administrative Agent

By: /s/   Stephen M. Wilus
   -----------------------------------
   Name:  Stephen M. Wilus
   Title: Vice President

STATE OF __________ )
                    ) ss.:
COUNTY OF __________)


         I, ______________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that _________________________, _______________ of SYBRON CHEMICALS INC. (the "Company"), personally known to me to be the same person whose name is subscribed to the foregoing instrument as such _________________, appeared before me this day in person and acknowledged that (s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

         GIVEN under my hand and Notarial Seal this ___ day of July, 1998.



[Seal]


________________________________
Signature of notary public
My Commission expires __________